Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Capital commitments [abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
The Company had the following capital commitments at the end of the year:

	2022	2021	2020
	US$’000	US$’000	US$’000
Construction in progress	22,706	25,897	33,637
(b)Loss contingencies
In September 2021, a former employee elected to enter into arbitration against Legend USA with the American Arbitration Association, claiming such former employee was discriminated against due to her gender and wrong fully terminated in retaliation for engaging in alleged protected activity. The former employee demanded Legend USA to pay damages of approximately $3.0 million for alleged lost pay, lost equity, damage to reputation, emotional distress and other related losses.
Management believes that the former employee’s claims above are without merit and intends to defend vigorously. At the early stage of the process, management cannot predict the ultimate outcome of the above claims, whether in whole or in part, which may result in a loss, if any. Therefore, in the opinion of management and legal counsel, an estimate of the amount or arrange of reasonably possible losses cannot be made at this time. Accordingly, no provision for any liability has been made in the financial statements.

(c) Lease contingency

We are party to a lease with Janssen under which we expect to lease an approximately 106,000 square foot manufacturing facility from Janssen located in Raritan, New Jersey. That lease will become effective and recorded as a lease on a future date contingent on the U.S. Food and Drug Administration’s approval of our Biologics License Application for cilta-cel, which we referred to as the Facility Transition Date. For this facility, which we collaboratively operate with Janssen, we continue to invest in manufacturing, quality, information technology and distribution capabilities to support the launch of CARVYKTI.